ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS RECEIVABLE
ACCOUNTS RECEIVABLE

ACCOUNTING POLICY
We initially recognize accounts receivable on the date they originate. We measure accounts receivable initially at fair value, and subsequently at amortized cost, with changes recognized in net income. We measure an impairment loss for accounts receivable as the excess of the carrying amount over the present value of future cash flows we expect to derive from it, if any. The excess is allocated to an allowance for doubtful accounts and recognized as a loss in net income.

EXPLANATORY INFORMATION

	As at December 31
(In millions of dollars)	2017	2016

Customer accounts receivable	1,515	1,455
Other accounts receivable	587	553
Allowance for doubtful accounts	(61)	(59)

Total accounts receivable	2,041	1,949